SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934



     Filed by the registrant  X

     Filed by a party other than the registrant

     Check the appropriate box:

     Preliminary proxy statement

     Definitive proxy statement    X

     Definitive additional materials    X

     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Chester Valley Bancorp Inc.
                      ____________________________________
                (Name of Registrant as Specified in Its Charter)

                           Chester Valley Bancorp Inc.
                     ______________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing feee (Check the appropriate box):

    X No fee required

      Fee computed on table below per Exchange Act Rules 14a-6b(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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      Fee paid previously with preliminary materials:

          Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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